Exhibit 10.9

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ADDENDUM NO. 1

TO THE SHIPBUILDING CONTRACT

HULL NO. [*]

DATED 14 SEPTEMBER 2012

between

MEYER WERFT GMBH, a company organised and existing under the laws of Germany, and having its principal office at Industriegebiet Süd, D-26871 Papenburg, Germany (the “Builder”); and

BREAKAWAY THREE, LTD., a company incorporated in Bermuda and having its registered office at Cumberland House, 9th Floor, I Victoria Street, Hamilton HM11, Bermuda (the “Buyer”); and

NCL CORPORATION LTD., a company incorporated in Bermuda having its registered office at Cumberland House, 9th Floor, 1 Victoria Street, Hamilton HM11, Bermuda (“NCLC”).

Whereas, the Contract provides that payment of the first installment of the Contract Price shall be made to the Builder within [*] days after the Effective Date.

Whereas, the parties desire to amend the due date for payment of the first installment of the Contract Price.

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.	Article 8, Clause 2.1(i) of the Contract is herewith amended as follows:

[*] after the Buyer has received written evidence acceptable to it (acting reasonably) that the Hermes Cover is in full force and effect on terms that enable it to borrow the first tranche of the loans relating to the Buyer’s acquisition of the Ship

2.	The following new definitions are herewith inserted into Schedule 1 of the Contract:

“Hermes” shall mean the Federal Republic of Germany represented by the Federal Ministry of Economics and Technology (Bundesministerium für Wirtschaft und Technologie) represented by Euler Hermes Kreditversicherungs-AG and PriceWaterhouseCoopers Wirtschaftsprüfungsgesellschaft AG.

Exhibit 10.9

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Hermes Cover” shall mean the export credit guarantee (Exportkreditgarantie) on the terms of Hermes’ Declaration of Guarantee (Gewährleistungs-Erklärung) for [*] of the principal amount of the loans relating to the Buyer’s acquisition of the Ship, and any interests and secondary financing costs of the Federal Republic of Germany acting through Euler Hermes Kreditversicherungs-AG for the period of such loans.

3.	Words and expressions defined in the Contract shall have the same meanings when used herein.

4.	Except as set forth in this Addendum No. 1, the Contract shall remain unchanged and this Addendum No. 1 shall be treated as an integral part of the Contract.

IN WITNESS WHEREOF, the Builder, the Buyer and NCLC have duly executed this Addendum No. 1.

/s/ signature illegible

For and on behalf of Meyer Werft GmbH

October 10, 2012

/s/ Wendy A. Beck

For and on behalf of Breakaway Three, Ltd.

October 12, 2012

/s/ Wendy A. Beck

For and on behalf of NCL Corporation Ltd.

October 12, 2012

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